                                                                      Exhibit 24

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                    FORM S-8
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Andrew Craig, Randy K. Dzierzawski, Jack A. Bjerke, and Amy M. Shepherd, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Championship Auto Racing Teams, Inc. relating to the 1997 Stock Option Plan and the Director Stock Option Plan (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February, 1999.

                                                /s/ Andrew Craig
                                            -------------------------
                                                    Signature

                                                 ANDREW CRAIG

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                    FORM S-8
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Andrew Craig, Randy K. Dzierzawski, Jack A. Bjerke, and Amy M. Shepherd, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Championship Auto Racing Teams, Inc. relating to the 1997 Stock Option Plan and the Director Stock Option Plan (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February, 1999.

                                             /s/ Randy K. Dzierzawski
                                            -------------------------
                                                     Signature

                                               RANDY K. DZIERZAWSKI

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                    FORM S-8
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Andrew Craig, Randy K. Dzierzawski, Jack A. Bjerke, and Amy M. Shepherd, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Championship Auto Racing Teams, Inc. relating to the 1997 Stock Option Plan and the Director Stock Option Plan (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February, 1999.

                                               /s/ Gerald Forsythe
                                            -------------------------
                                                     Signature

                                                  GERALD FORSYTHE

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                    FORM S-8
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Andrew Craig, Randy K. Dzierzawski, Jack A. Bjerke, and Amy M. Shepherd, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Championship Auto Racing Teams, Inc. relating to the 1997 Stock Option Plan and the Director Stock Option Plan (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February, 1999.

                                            /s/ Floyd R. Ganassi, Jr.
                                            -------------------------
                                                      Signature

                                              FLOYD R. GANASSI, JR.

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                    FORM S-8
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Andrew Craig, Randy K. Dzierzawski, Jack A. Bjerke, and Amy M. Shepherd, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Championship Auto Racing Teams, Inc. relating to the 1997 Stock Option Plan and the Director Stock Option Plan (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February, 1999.

                                               /s/ Robert W. Rahal
                                            -------------------------
                                                      Signature

                                                   ROBERT W. RAHAL

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                    FORM S-8
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Andrew Craig, Randy K. Dzierzawski, Jack A. Bjerke, and Amy M. Shepherd, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Championship Auto Racing Teams, Inc. relating to the 1997 Stock Option Plan and the Director Stock Option Plan (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February, 1999.

                                                 /s/ Carl A. Haas
                                            -------------------------
                                                     Signature

                                                   CARL A. HAAS

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                    FORM S-8
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Andrew Craig, Randy K. Dzierzawski, Jack A. Bjerke, and Amy M. Shepherd, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Championship Auto Racing Teams, Inc. relating to the 1997 Stock Option Plan and the Director Stock Option Plan (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February, 1999.

                                                /s/ U.E. Patrick
                                            -------------------------
                                                     Signature

                                                   U. E. PATRICK

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                    FORM S-8
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Andrew Craig, Randy K. Dzierzawski, Jack A. Bjerke, and Amy M. Shepherd, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Championship Auto Racing Teams, Inc. relating to the 1997 Stock Option Plan and the Director Stock Option Plan (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February, 1999.

                                                 /s/ Derrick Walker
                                            -------------------------
                                                     Signature

                                                  DERRICK WALKER

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                    FORM S-8
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Andrew Craig, Randy K. Dzierzawski, Jack A. Bjerke, and Amy M. Shepherd, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Championship Auto Racing Teams, Inc. relating to the 1997 Stock Option Plan and the Director Stock Option Plan (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February, 1999.

                                              /s/ James F. Hardymon
                                            -------------------------
                                                     Signature

                                                 JAMES F. HARDYMON

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                    FORM S-8
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Andrew Craig, Randy K. Dzierzawski, Jack A. Bjerke, and Amy M. Shepherd, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Championship Auto Racing Teams, Inc. relating to the 1997 Stock Option Plan and the Director Stock Option Plan (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February, 1999.

                                                /s/ Bruce R. McCaw
                                            -------------------------
                                                     Signature

                                                  BRUCE R. McCAW

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                                    FORM S-8
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Andrew Craig, Randy K. Dzierzawski, Jack A. Bjerke, and Amy M. Shepherd, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Championship Auto Racing Teams, Inc. relating to the 1997 Stock Option Plan and the Director Stock Option Plan (the "Registration Statement") and to sign any and all amendments (including post effective amendments) to the Registration Statement, any registration statement related to the offering contemplated by this Registration Statement and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 8th day of February, 1999.

                                                 /s/ Don Ohlmeyer
                                            -------------------------
                                                     Signature

                                                   DON OHLMEYER